                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of February 9, 2001 (this "Amendment"), amends the Credit Agreement, dated as of August 14, 1997 (as heretofore amended the "Credit Agreement"), among Phoenix Investment Partners, Ltd. (formerly known as Phoenix Duff & Phelps Corporation) (the "Company"), Phoenix Home Life Mutual Insurance Company (the "Guarantor"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Syndication and Documentation Agent, The Bank of New York, as Administrative Agent and certain financial institutions (the "Banks"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects, as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.5 below.

         1.1 EBITDA. The definition of "EBITDA" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "EBITDA" means, with respect to the Company and its Subsidiaries, as the end of any fiscal quarter for the four fiscal quarters then ending, earnings before interest, taxes, depreciation and amortization, calculated in accordance with GAAP; provided, that, for any four fiscal quarter period in which the Zweig Acquisition shall have occurred, EBITDA shall be calculated on a pro forma basis as if such acquisition had occurred on the first day of such period; and provided further that, for any calculation including the fiscal quarter ended March 31, 2001, Privatization Expenses shall be added back to earnings, to the extent deducted in calculating earnings.

         1.2 Privatization Expenses. The following definition of "Privatization Expenses" shall be added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                  "'Privatization Expenses' means expenses not to exceed $55,000,000 in respect of payments in liquidation of outstanding options on stock of the Company, expenses up to
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         $52,000,000 resulting from the conversion or payment of subordinated debentures and miscellaneous other privatization expenses up to $15,000,000. All such expenses must be incurred between January 1, 2001 and February 20, 2001 to constitute Privatization Expenses."

         1.3 Shareholders' Equity. The definition of "Shareholders' Equity" in
Section 1.1 of the Credit Agreement shall be amended to state in its entirety as follows:

                  "Shareholders' Equity' means shareholders' equity determined in accordance with GAAP plus Privatization Expenses, to the extent Privatization Expenses were deducted in calculating Shareholders' Equity."

         1.4 Total Debt to Capital Ratio. Section 9.3 of the Credit Agreement is hereby amended to state in its entirety as follows:

         "9.3 Total Debt to Capital Ratio. The Company shall maintain a Total Debt to Capital Ratio of not in excess of the following percentages at any time during the following period:

         Percentage                Periods

         58.5%                     January 1, 2001 through September 28, 2001

         52.5%                     September 29, 2001 and thereafter."

         1.5 Senior Debt to EBITDA Ratio. Section 9.4 of the Credit Agreement is hereby amended to state in its entirety as follows:

         "9.4 Senior Debt to EBITDA Ratio. The Company shall maintain a Senior Debt to EBITDA Ratio of not in excess of the following amounts during the following periods:

         Amount                     Periods

         3.0 to 1                   January 1, 2001 through September 28, 2001

         2.0 to 1                   September 29, 2001 and thereafter."

         SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Company, the Guarantor and the Banks.


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         2.1 Receipt of Documents. The Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory to the Agent:

                  (a) Amendment. This Amendment, duly executed by the Company, the Guarantor, the Administrative Agent and the Majority Banks.

                  (b) Company Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment and each other document described herein.

                  (c) Guarantor Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Guarantor, as to (i) resolutions of the Board of Directors of the Guarantor then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Guarantor authorized to act with respect to this Amendment and each other document described herein.

                  (d) Opinion of Counsel. An opinion, addressed to the Administrative Agent and all Banks, from counsel to the Company and the Guarantor, in form satisfactory to the Agent.
         2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company and the Guarantor shall be true and correct (and the Company and the Guarantor, by their execution of this Amendment, hereby represent and warrant to the Administrative Agent and each Bank that such statements are true and correct as at such times):
                  (a) the representations and warranties set forth in Article
         V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Default or Event of Default, Guarantor Default or Guarantor Event of Default shall have then occurred and be continuing.

         2.3 Amendment Fee. The Company shall have paid each Bank an amendment fee of $5.000 and shall, in addition, have paid the Administrative Agent for its own account an amendment fee in the amount set forth in its fee letter dated the date hereof.


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         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Banks and the
Administrative Agent to enter into this Amendment, the Borrower and the Guarantor hereby represent and warrant to the Administrative Agent and each Bank as follows:

         3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company and the Guarantor of this Amendment are within the corporate powers of the Company and the Guarantor, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Organization Documents of the Company or the Guarantor;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company or the Guarantor; or

                  (d) result in, or require the creation or imposition of, any Lien on any properties of the Company or the Guarantor.

         3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company and the Guarantor of this Amendment.

         3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligations of the Company and the Guarantor enforceable in accordance with its terms.

         SECTION 4 MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement; as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         4.2 Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agents (including the fees and out-of-pocket expenses of counsel to the Agents) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.


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         4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                        PHOENIX INVESTMENT PARTNERS, LTD.

                                        By: /s/ William R. Moyer
                                            ----------------------------------
                                                WILLIAM R. MOYER
                                                EXECUTIVE VICE PRESIDENT AND
                                        Title:  CHIEF FINANCIAL OFFICER.
                                                ------------------------------

                                      S-1
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                                        PHOENIX HOME LIFE MUTUAL INSURANCE
                                        COMPANY

                                        By: /s/ Raymond E. Cummings, Jr.
                                            ----------------------------------
                                                RAYMOND E. CUMMINGS, JR.

                                        Title: V.P. & Treasurer
                                               -------------------------------

                                      S-2
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                                        THE BANK OF NEW YORK, as
                                        Administrative Agent and a Bank

                                        By: /s/ Scott Buitekant
                                            ----------------------------------

                                        Title: Vice President
                                               -------------------------------

                                      S-3
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                                        BANK OF AMERICA, N.A., as
                                        Syndication Agent, Documentation Agent
                                        and a Bank
                                        By: /s/ Elizabeth W.F. Bishop
                                            ---------------------------------
                                                ELIZABETH W.F. BISHOP
                                        Title:  Principal
                                                -----------------------------
                                      S-4
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                                        FLEET NATIONAL BANK,
                                        as a Bank
                                        By: /s/ George Urban for David Albanesi
                                            -----------------------------------

                                        Title:  Portfolio Manager
                                                ------------------------------

                                      S-5
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                                        BANK OF MONTREAL,
                                        as a Bank

                                        By: /s/ Brian L. Banke
                                            ----------------------------------
                                                Brian L. Banke
                                        Title:  Director
                                                ------------------------------

                                      S-6
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                                        SUNTRUST BANK,
                                        as a Bank
                                        By: /s/ W. David Wisdom
                                            ----------------------------------
                                                W. DAVID WISDOM
                                        Title:  Vice President
                                                ------------------------------



                                      S-7
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                                        STATE STREET BANK AND TRUST COMPANY,
                                        as a Bank
                                        By: /s/ Edward M. Anderson
                                            ---------------------------------
                                                EDWARD M. ANDERSON
                                        Title:  Vice President
                                                -----------------------------
                                      S-8
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                                        DEUTSCHE BANK AG, NEW YORK
                                        AND/OR CAYMAN ISLANDS BRANCHES,
                                        as a Bank
                                        By: /s/ Susan A. Maros
                                            ---------------------------------
                                                Susan A. Maros
                                        Title:  Managing Director
                                                -----------------------------

                                        By: /s/ George Korchowsky
                                            ---------------------------------
                                                George Korchowsky
                                        Title:  Vice President
                                                -----------------------------

                                      S-9
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                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as a Bank
                                        By: /s/ Sebastian Rocco
                                            ---------------------------------
                                                Sebastian Rocco
                                        Title:  Senior Vice President
                                                -----------------------------
                                      S-10